                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2002



                        ENSCO INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-8097                 76-0232579
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


                   2700 FOUNTAIN PLACE
                    1445 ROSS AVENUE
                      DALLAS, TEXAS                       75202-2792
        (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (214) 922-1500


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On May 14, 2002, ENSCO International Incorporated, a Delaware corporation ("ENSCO"), Chore Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of ENSCO ("Merger Sub"), and Chiles Offshore Inc., a Delaware corporation ("Chiles"), entered into a Merger Agreement (the "Merger Agreement"). Pursuant to the Merger Agreement, Chiles will be merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of ENSCO. The completion of the merger is subject to several conditions, including the adoption of the Merger Agreement by holders of two-thirds of the outstanding shares of Chiles common stock and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         In connection with the merger, each outstanding share of Chiles common stock, other than dissenting shares and shares held by ENSCO, Merger Sub or Chiles, if any, will be converted into the right to receive 0.6575 of a share of ENSCO common stock and $5.25 in cash. The merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         In connection with the Merger Agreement, ENSCO entered into separate Voting Agreements dated May 14, 2002, with (i) Patricio Morphy, Luis Morphy and Javier Morphy (collectively, "Morphy Group") and (ii) SEACOR SMIT Inc., a Delaware corporation ("SEACOR"). The Morphy Group and SEACOR, collectively, beneficially own approximately 37% of the outstanding shares of Chiles common stock. Pursuant to the Voting Agreements, each member of the Morphy Group and SEACOR has agreed to vote in favor of adoption of the Merger Agreement and granted to ENSCO an irrevocable proxy to vote its shares of Chiles in favor of adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement.

         The foregoing description of the merger, the Merger Agreement, the Voting Agreements and related transactions is qualified in its entirety by reference to the Merger Agreement, each of the Voting Agreements and the joint press release dated May 15, 2002 issued by ENSCO and Chiles, attached as Exhibits 2.1, 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.

      EXHIBIT NO.                       DESCRIPTION
         2.1      Merger Agreement, dated May 14, 2002, among ENSCO
                  International Incorporated, Chore Acquisition, Inc. and Chiles
                  Offshore Inc.

         99.1     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and Luis Morphy.

         99.2     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and Javier Morphy.

         99.3     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and Patricio Morphy.

         99.4     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and SEACOR SMIT Inc.

         99.5     Joint Press Release of ENSCO International Incorporated and
                  Chiles Offshore Inc., dated May 15, 2002.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENSCO INTERNATIONAL INCORPORATED


Date:  May 15, 2002                     By: /s/ H. E. MALONE
           ---                              ------------------------------------
                                         Name:  H. E. Malone
                                         Title: Vice President


Date:  May 15, 2002                     By: /s/ DAVID A. ARMOUR
           ---                              ------------------------------------
                                         Name:  David A. Armour
                                         Title: Controller


                                       3
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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                       DESCRIPTION
      -------                      -----------
         2.1      Merger Agreement, dated May 14, 2002, among ENSCO
                  International Incorporated, Chore Acquisition, Inc. and Chiles
                  Offshore Inc.

         99.1     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and Luis Morphy.

         99.2     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and Javier Morphy.

         99.3     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and Patricio Morphy.

         99.4     Voting Agreement, dated May 14, 2002, between ENSCO
                  International Incorporated and SEACOR SMIT Inc.

         99.5     Joint Press Release of ENSCO International Incorporated and
                  Chiles Offshore Inc., dated May 15, 2002.